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                                                                    Exhibit 99.3


                                                                       EXECUTION

                        MORTGAGE LOAN PURCHASE AGREEMENT

            Mortgage Loan Purchase Agreement, dated as of May 1, 1998 (the "Agreement"), between Bank of America NT&SA (the "Seller") and First Union Commercial Mortgage Securities, Inc. (the "Purchaser").

            The Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (the "Bank of America Mortgage Loans") as provided herein. The Purchaser intends to deposit them, together with the Other Mortgage Loans (as defined below), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates"). One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of the Cut-off Date, among the Purchaser as depositor, First Union National Bank as master servicer (in such capacity, the "Master Servicer"), CRIIMI MAE Services Limited Partnership as special servicer (in such capacity, the "Special Servicer"), and Norwest Bank Minnesota, National Association as trustee (the "Trustee"). Concurrently with the purchase of the Bank of America Mortgage Loans pursuant to this Agreement, the Purchaser will also purchase certain multifamily and commercial mortgage loans (the "Other Mortgage Loans"; and, collectively with the Bank of America Mortgage Loans, the "Mortgage Loans") pursuant to two Mortgage Loan Purchase Agreements, each dated as of May 1, 1998, between, in one case, First Union National Bank and the Purchaser, and between, in the other case, Lehman Brothers Holdings Inc., doing business as Lehman Capital, a division of Lehman Brothers Holdings Inc. and the Purchaser. The Other Mortgage Loans will likewise be deposited into the Trust Fund. Capitalized terms used but not defined herein have the respective meanings set forth in the Pooling and Servicing Agreement.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

SECTION 1. Agreement to Purchase.

            (a) The Seller agrees to sell, and the Purchaser agrees to purchase, the Bank of America Mortgage Loans identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Exhibit A. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans delivered to the Purchaser pursuant to
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the terms hereof. The Bank of America Mortgage Loans will have an aggregate principal balance of $332,234,891.37 (the "Bank of America Balance") (subject to a variance of plus or minus 5.0%) as of the close of business on the Cut-off Date, after giving effect to any payments due on or before such date whether or not received. The Bank of America Balance, together with the aggregate principal balance of the Other Mortgage Loans as of the Cut-Off Date (after giving effect to any payments due on or before such date whether or not received), shall equal an aggregate principal balance (the "Initial Pool Balance") of $3,408,048,239 (subject to a variance of plus or minus 5%). The purchase and sale of the Bank of America Mortgage Loans shall take place on May 28, 1998 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The consideration for the Bank of America Mortgage Loans shall consist of a cash amount equal to $343,641,549 (the "Aggregate Purchase Price") (which is equal to the Bank of America Balance plus interest accrued on the Bank of America Balance at the related Net Mortgage Rate for the period from and including the Cut-off Date up to but not including the Closing Date less fees and expenses payable by Bank of America) which cash amount shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

            The Purchaser will assign to the Trustee, all of its right, title and interest in and to the Bank of America Mortgage Loans.

SECTION 2. Conveyance of Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller in and to the Bank of America Mortgage Loans identified on the Mortgage Loan Schedule as of such date other than the primary servicing rights. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

            (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date (other than in respect of principal and interest on the Bank of America Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the Bank of America Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and be promptly remitted to, the Seller.


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            (c) The Seller hereby represents and warrants that it has, on behalf of the Purchaser, delivered to the Trustee, the documents and instruments specified below with respect to each Bank of America Mortgage Loan (each a "Mortgage File"). All Mortgage Files so delivered will be held by the Trustee in escrow at all times prior to the Closing Date. Each Mortgage File shall, except as otherwise disclosed on Exhibit B hereto, contain the following documents:

            (i) the original executed Mortgage Note (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto) together with any intervening endorsements thereon, endorsed (without recourse, representation or warranty, express or implied) to the order of NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as trustee for the registered holders of First Union-Lehman Brothers-Bank of America Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 1998-C2 or in blank;

            (ii) an original or copy of the Mortgage and any intervening assignments thereof, in each case with evidence of recording indicated thereon;

            (iii) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with any intervening assignments thereof, in each case with evidence of recording indicated thereon;

            (iv) an original executed assignment, in recordable form, of (a) the Mortgage, (b) any related Assignment of Leases (if such item is a document separate from the Mortgage) and (c) any other recorded document relating to the Mortgage Loan otherwise included in the Mortgage File, in favor of NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as trustee for the registered holders of First Union-Lehman Brothers-Bank of America Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 1998-C2 in recordable form;

            (v) an original assignment of all unrecorded documents relating to the Mortgage Loan, in favor of NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as trustee for the registered holders of First Union-Lehman Brothers-Bank of America Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 1998-C2;

            (vi) originals or copies of any written modification agreements in those instances where the terms or


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                  provisions of the Mortgage or Mortgage Note have been
                  modified;

            (vii) the original or a copy of the policy or certificate of lender's title insurance issued on the date of the origination of such Mortgage Loan, or, if such policy has not been issued, an irrevocable, binding commitment to issue such title insurance policy; and

           (viii) any filed copies (with evidence of filing) of any prior UCC Financing Statements in favor of the originator of such Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing Statement in favor of the Seller on record with the applicable public office for UCC Financing Statements, an original UCC-2 or UCC-3 assignment, in form suitable for filing, as appropriate, in favor of NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as trustee for the registered holders of First Union-Lehman Brothers-Bank of America Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 1998-C2; and

            (ix) an original or copy of any Ground Lease, any Credit Lease and any Lease Enhancement Policy or Guaranty.

            (d) Within 30 days following the Closing Date, the Purchaser shall submit or cause to be submitted for recordation or filing, as the case may be, in the appropriate public office for real property records or Uniform Commercial Code financing statements, as appropriate, each assignment of Mortgage and each assignment of Assignment of Leases referred to in clause (iv) of subsection (c) above and each UCC-2 and UCC-3 in favor of and delivered to the Trustee constituting part of the Mortgage File. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Purchaser or its designee.

            (e) All documents and records (except attorney-client privileged communication and internal credit analysis of the Seller) relating to each Bank of America Mortgage Loan and in the Seller's possession (the "Additional Mortgage Loan Documents") that are not required to be delivered to the Trustee shall be delivered or caused to be delivered by the Seller to the Master Servicer or at the direction of the Master Servicer to the


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appropriate sub-servicer, together with any related escrow amounts and reserve amounts.

SECTION 3. Representations, Warranties and Covenants of Seller.

            (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

                  (i) The Seller is a national banking association corporation validly existing under the laws of the United States of America and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement.

                  (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights in general, as they may be applied in the context of the insolvency of a national banking association, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law), and by public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from liabilities under applicable securities laws.

                  (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this Agreement will not (A) violate the Seller's articles of association or By-Laws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound.

                  (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller


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      or its properties or have consequences that would materially and adversely affect its performance hereunder.

                  (v) The Seller is not a party to or bound by any agreement or instrument or subject to any articles of association, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained).

                  (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the consummation of the transactions contemplated by this Agreement except as have previously been obtained, and no bulk sale law applies to such transactions.

                  (vii) No litigation is pending or, to the best of the Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Seller of its obligations under this Agreement.

                  (viii) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Bank of America Mortgage Loans to the Purchaser as a sale of the Bank of America Mortgage Loans to the Purchaser in exchange for consideration consisting of the Aggregate Purchase Price. The consideration received by the Seller upon the sale of the Bank of America Mortgage Loans to the Purchaser will constitute reasonably equivalent value and fair consideration for the Bank of America Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Bank of America Mortgage Loans to the Purchaser. The Seller is not selling the Bank of America Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller.

            (b) The Seller hereby makes the representations and warranties contained in Schedule I, Schedule II and Schedule III hereto for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date, with respect to (and solely with respect to) each Bank of America Mortgage Loan. References in such representations and warranties to "Mortgage Loan" and "Mortgage Loans" shall be deemed to mean


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"Bank of America Mortgage Loan" and "Bank of America Mortgage Loans,"
respectively.

            (c) If the Seller receives written notice of a Document Defect or a Breach pursuant to Section 2.03(a) of the Pooling and Servicing Agreement relating to a Bank of America Mortgage Loan, then the Seller, shall not later than 90 days from receipt of such notice (or, in the case of a Document Defect or Breach relating to a Bank of America Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than 90 days of any party to the Pooling and Servicing Agreement discovering such Document Defect or Breach), if such Document Defect or Breach shall materially and adversely affect the value of the related Bank of America Mortgage Loan or the interest of the Certificateholders therein, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of losses and any Additional Trust Fund Expenses associated therewith or, if such Document Defect or Breach (other than omissions solely due to a document not having been returned by the related recording office) cannot be cured within such 90-day period, repurchase the affected Bank of America Mortgage Loan at the applicable Purchase Price not later than the end of such 90-day period; provided, however, that if such Document Defect or Breach is capable of being cured but not within such 90-day period, such Document Defect or Breach does not relate to the Bank of America Mortgage Loan not being treated as a Qualified Mortgage, and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, such Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase the related Bank of America Mortgage Loan); and provided, further, that with respect to such additional 90-day period the Seller shall have delivered an Officer's Certificate to the Trustee setting forth the reason such Document Defect or Breach is not capable of being cured within the initial 90-day period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period. For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a Bank of America Mortgage Loan as to which there is any uncured Document Defect, the Seller shall provide the Officer's Certificate to the Trustee described above as to the reasons such Document Defect remains uncured and as to the actions being taken to pursue cure; provided, however, that, without limiting the effect of the forgoing provisions of this Section 3(c), if such Document Defect shall materially and adversely affect the value of such Bank of America Mortgage Loan or the interests of the holders of the Certificate therein, the Seller shall in all cases on or prior to the second anniversary of the Closing Date either cause such Document Defect to be cured or repurchase the affected Mortgage Loan. In addition, the Seller agrees to pay all Servicing Advances, Additional Trust Fund Expenses and interest accrued thereon incurred by the


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Special Servicer or the Trust in connection with the Spa Business Center Loan promptly upon receipt from the Special Servicer of an Officer's Certificate containing the information required pursuant to Section 3.19(c) of the Pooling and Servicing Agreement. Notwithstanding the foregoing, the delivery of a commitment to issue a policy of lender's title insurance as described in clause
(xii) of Schedule I hereof in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect with respect to any Mortgage File if such actual policy of insurance is delivered to the Trustee or a Custodian on its behalf not later than the 90th day following the Closing Date.

            (d) In connection with any repurchase of a Bank of America Mortgage Loan contemplated hereby, the Trustee, the Custodian, the Master Servicer and the Special Servicer shall each tender to the Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and each document that constitutes a part of the Mortgage File shall be endorsed or assigned to the extent necessary or appropriate to the Seller or its designee in the same manner, and pursuant to appropriate forms of assignment, substantially similar to the manner and forms pursuant to which documents were previously assigned to the Trustee.

SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

            (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of North Carolina. The Purchaser has the full corporate power and authority and legal right to acquire the Bank of America Mortgage Loans from the Seller and to transfer the Bank of America Mortgage Loans to the Trustee.

            (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (c) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis),


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no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

            (d) None of the acquisition of the Bank of America Mortgage Loans by the Purchaser, the transfer of the Bank of America Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Purchaser, conflicts or will conflict with, results or will result in a breach of, or constitutes or will constitute a default under (A) any term or provision of the Purchaser's Articles of Incorporation or Bylaws, (B) any term or provision of any material agreement, contract, instrument or indenture, to which the Purchaser is a party or by which the Purchaser is bound, or (C) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Purchaser or its assets.

            (e) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Bank of America Mortgage Loans by the Seller to the Purchaser as a sale of the Bank of America Mortgage Loans to the Purchaser in exchange for consideration consisting of the Aggregate Purchase Price.

SECTION 5. Closing. The closing of the sale of the Bank of America Mortgage Loans (the "Closing") shall be held at the offices of Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019-6099 at 10:00 A.M., New York time, on the Closing Date.

            The Closing shall be subject to each of the following conditions:

            (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date; provided, however, that any material inaccuracy in any representation and warranty set forth in or made pursuant to Section 3(b) shall not affect the Purchaser's obligation to purchase the Mortgage Loans not affected by such inaccuracy;

            (b) All documents specified in Section 6 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser in its reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (c) The Seller shall have delivered and released to the Trustee (or a Custodian on its behalf) and the Master


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Servicer, respectively, all documents represented to have been or required to be delivered to the Trustee and the Master Servicer pursuant to Section 2 of this Agreement;

            (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date; and

            (e) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing Date.

            Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Bank of America Mortgage Loans on the Closing Date.

SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

            (a) This Agreement duly executed by the Purchaser and the Seller;

            (b) A Certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser and the Underwriters may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the date hereof;

            (c) An Officer's Certificate from an officer of the Seller, dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

            (d) An Officer's Certificate from an officer of the Seller, dated the Closing Date, and upon which the Purchaser and the Underwriters may rely, to the effect that (i) such officer has carefully examined the Prospectus and nothing has come to his attention that would lead him to believe that the Prospectus, as


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of the date of the Prospectus Supplement or as of the Closing Date, included or includes any untrue statement of a material fact relating to the Bank of America Mortgage Loans or omitted or omits to state therein a material fact necessary in order to make the statements therein relating to the Bank of America Mortgage Loans, in light of the circumstances under which they were made, not misleading, and (ii) such officer has examined the Memorandum and nothing has come to his attention that would lead him to believe that the Memorandum, as of the date thereof or as of the Closing Date, included or includes any untrue statement of a material fact relating to the Bank of America Mortgage Loans or omitted or omits to state therein a material fact necessary in order to make the statements therein related to the Bank of America Mortgage Loans, in the light of the circumstances under which they were made, not misleading.

            (e) The resolutions of the requisite committee of the Seller's board of directors authorizing the Seller's entering into the transactions contemplated by this Agreement, the articles of association and by-laws of the Seller, and a certificate of good standing of the Seller issued by the Office of the Comptroller of the Currency of the United States not earlier than sixty (60) days prior to the Closing Date;

            (f) A written opinion of counsel for the Seller, substantially in the form of Schedule V, with any modifications required by the Purchaser, its counsel or Rating Agencies, dated the Closing Date and addressed to the Purchaser, the Trustee, the Underwriters and each of the Rating Agencies, together with such other written opinions as may be required by the Rating Agencies; and

            (g) Such further certificates, opinions and documents as the Purchaser may reasonably request.

SECTION 7. Indemnification.

            (a) The Seller shall indemnify and hold harmless the Purchaser, the Underwriters, their respective officers and directors, and each person, if any, who controls the Purchaser or any Underwriter within the meaning of either
Section 15 of the Securities Act of 1933, as amended (the "1933 Act") or Section 20 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in (A) the Prospectus Supplement, the Memorandum, the Diskette or, insofar as they are required to be filed as part of the Registration Statement pursuant to the No-Action Letters, any Computational Materials or ABS Term Sheets with respect to

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the Registered Certificates, or in any revision or amendment of or supplement to any of the foregoing or (B) any items similar to Computational Materials and ABS Term Sheets forwarded to prospective investors in the Non-Registered Certificates, or (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; but only if and to the extent that
(I) any such untrue statement or alleged untrue statement or omission or alleged omission arises out of or is based upon an untrue statement or omission with respect to the Bank of America Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties contained in the Data File (it being herein acknowledged that the Data File was used to prepare the Prospectus Supplement including without limitation Annex A thereto, the Memorandum, the Diskette, the Computational Materials and ABS Term Sheets with respect to the Registered Certificates and any items similar to Computational Materials and ABS Term
Sheets forwarded to prospective investors in the Non-Registered Certificates),
(II) any such untrue statement or alleged untrue statement or omission or alleged omission of a material fact is with respect to, or arises out of or is based upon an untrue statement or omission of a material fact with respect to, the information regarding the Bank of America Mortgage Loans, the related Mortgagors, the related Mortgaged Properties and/or the Seller set forth (X) in the Prospectus Supplement and the Memorandum under the headings "Summary of the Prospectus Supplement--The Mortgage Pool" or "Summary of the Memorandum--The Mortgage Pool", as applicable, "Risk Factors--The Mortgage Loans" and "Description of the Mortgage Pool" and (Y) on Annex A to the Prospectus Supplement and, to the extent consistent therewith, on the Diskette, or (III) any such untrue statement or alleged untrue statement or omission or alleged omission arises out of or is based upon a breach of the representations and warranties of the Seller set forth in or made pursuant to Section 3; provided that the indemnification provided by this Section 7 shall not apply to the extent that such untrue statement or omission of a material fact was made as a result of an error in the manipulation of, or in any calculations based upon, or in any aggregation of the information regarding the Bank of America Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties set forth in the Data File and Annex A to the Prospectus Supplement, including without limitation the aggregation of such information with comparable information relating to the Other Mortgage Loans in the Trust Fund. This indemnity agreement will be in addition to any liability which the Seller may otherwise have.

            For purposes of this Agreement, "Registration Statement" shall mean the registration statement No. 333-48943 filed by the Purchaser on Form S-3, including without limitation exhibits thereto and information incorporated therein by reference; "Prospectus" shall mean the prospectus dated May 11,

1998, as supplemented by the prospectus supplement dated May 21, 1998 (the "Prospectus Supplement"), relating to the Registered Certificates, including all annexes thereto; "Memorandum" shall mean the private placement memorandum dated May 28, 1998, relating to the Non-Registered Certificates, including all exhibits thereto; "Registered Certificates" shall mean the Class A-1, Class A-2, Class B, Class C, Class D, Class E, and Class IO Certificates; "Non-Registered Certificates" shall mean the Certificates other than the Registered Certificates; "Computational Materials" shall have the meaning assigned thereto in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder Letters"); "ABS Term Sheets shall have the meaning assigned thereto in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "PSA Letter" and, together with the Kidder letters, the "No-Action Letters"); "Diskette" shall mean the diskette attached to each of the Prospectus and the Memorandum; and "Data File" shall mean the compilation of information and data regarding the Other Mortgage Loans and the Bank of America Mortgage Loans (such information and data with respect to the Bank of America Mortgage Loans being taken from the Bank of America Data File, as supplemented by any modifications made subsequent to the date of the Bank of America Data File) covered by the Agreed Upon Procedures Letter dated May 21, 1998 and rendered by Deloitte & Touche LLP (a "hard copy" of which Data File was initialed on behalf of the Seller and the Purchaser). "Bank of America Data File" shall mean the compilation of information and data regarding the Bank of America Mortgage Loans, covered by the Agreed Upon Procedure Letter dated May 21, 1998 and rendered by Deloitte & Touche LLP.

            (b) Promptly after receipt by any person entitled to indemnification under this Section 7 (an "indemnified party") of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Seller (the "indemnifying party") under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party otherwise than under this Section 7. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel selected by the indemnifying party and satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Purchaser and the Underwriters, representing all the indemnified parties under Section 7(a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii).

            (c) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under Section 7(a) hereof or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties.

            (d) The Purchaser and the Seller agree that it would not be just and equitable if contribution pursuant to Section 7(c) were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in Section 7(c) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 7 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this Section 7, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses. If any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party that received such payment shall promptly refund the amount so paid to the party which made such payment. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            (e) The indemnity and contribution agreements contained in this
Section 7 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by the Purchaser, the Underwriters, any of their respective directors or officers, or any person controlling the Purchaser or the Underwriters, and (iii) acceptance of and payment for any of the Certificates.

            (f) Without limiting the generality or applicability of any other provision of this Agreement, the Underwriters shall be third-party beneficiaries of the provisions of this Section 7.

SECTION 8. Costs. The Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) the Seller's pro rata portion of the aggregate of the following amounts (the Seller's pro rata portion to be determined according to the percentage that the Bank of America Balance represents of the Initial Pool Balance): (i) the costs and expenses of printing (or otherwise reproducing) and delivering a preliminary and final Prospectus and Memorandum relating to the Certificates; (ii) the initial fees, costs, and expenses of the Trustee (including reasonable attorneys' fees); (iii) the filing fee charged by the Securities and Exchange Commission for registration of the Certificates so registered; (iv) the fees charged by the Rating Agencies to rate the Certificates so rated; (v) the expense of recording any assignment of Mortgage or assignment of Assignment of Leases as contemplated by Section 2 hereof; and (vi) the cost of obtaining a "comfort letter" from a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Bank of America Mortgage Loans included in the Prospectus and Memorandum. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

SECTION 9. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Bank of America Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Bank of America Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Bank of America Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Bank of America Mortgage Loans are held to be property of the Seller, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Bank of America Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Bank of America Mortgage Loans, and all amounts payable to the holder of the Bank of America Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts, other than investment earnings, from time to time held or invested in the Certificate Account, the Distribution Account or, if established, the REO Account (each as defined in the Pooling and Servicing Agreement) whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by Section 1 hereof shall be deemed to be an assignment of any security interest created hereunder;
(iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the Uniform Commercial Code of the applicable jurisdiction; and (v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Bank of America Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

SECTION 10. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

SECTION 11. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Bank of America Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the Trustee).

SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

SECTION 14. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

SECTION 15. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

SECTION 16. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, the Underwriters (as intended third party beneficiaries hereof) and their permitted successors and assigns, and the officers, directors and controlling persons referred to in Section 7. This Agreement is enforceable by the Underwriters and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

SECTION 17. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party, or third party beneficiary, against whom such waiver or modification is sought to be enforced.

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                              SELLER

                              BANK OF AMERICA


                              By:
                                  ----------------------------------
                              Name:
                              Title:

                              Address for Notices:
                              Bank of America
                              50 California Street, 12th Floor
                              San Francisco, CA 94111
                              Attention:
                              Telecopier No.:
                              Telephone No.:

                              PURCHASER

                              FIRST UNION COMMERCIAL
                              MORTGAGE SECURITIES, INC.


                              By:
                                  ----------------------------------
                              Name: Craig Lieberman
                              Title Vice President

                              Address for Notices:
                              One First Union Center
                              301 South College Street
                              Charlotte, North Carolina 28288-0600
                              Attention: Craig Lieberman
                              Telecopier No.: (704) 374-6435
                              Telephone  No.: (704) 383-7407

                                   Exhibit A

First Union-Lehman Brothers-Bank of America Commercial Mortgage Trust 1998-C2 Servicing & Pooling
Bank of America Pool

Mortgage
Loan
Number   Property Name                                                   Address
(i)      (ii)                                                            (ii)
60       Sundance West Apartments                                        3245  Clover Way
86       Innsbrook Village                                               800  E Nichols Blvd
88       Century Village Apartments                                      4801  Spencer Street
91       La Villita Apartments                                           1550  E Harmon
101      Village Green Office Park                                       5655  Lindero Canyon Road
108      Decatur Crossing Shopping Center                                248 South Decatur Blvd
112      Orangebrook Manor Apartments                                    5400  Yarmouth Avenue
115      Pleasant Hills Villas                                           5520  Pleasant Hill Avenue
117      Legacy Apartments                                               1411  East Orangewood Avenue
118      Valley Breeze Apartments                                        1394  Oro Vista Road
130      Victoria Apartments                                             414-444  South Ardmore Avenue
160      Park Encino Apartments                                          5325  Newcastle Avenue
165      Forest Glen Apartments                                          1639  North Forest Road
182      Alta Vista Gardens Apartments                                   1425  North Alta Vista Blvd.
183      Kato Road                                                       48835-48881  Kato Road
205      Fairesta Apartments                                             3250  Fairesta Street
207      Cody's Books                                                    1716 4Th Street
212      Santa Ana Plaza                                                 710-810  South Harbor Blvd
219      Plaza Codorniz                                                  4300 North Miller Road
221      Villa Creek Apartments                                          2601 McBride Lane
227      Tarzana Tennis Club Apts.                                       18440  Hatteras Street
229      L.A. Community College                                          2340  Firestone Boulevard
234      Sunrise Vista                                                   300 South Val Vista Drive
237      Seagate Facility                                                5898  Condor Drive
242      Lake Loft Center                                                641  West Lake Street
248      Ventana Row                                                     2352  Shattuck Avenue
249      New Hampshire Apartments                                        445  South New Hampshire Ave
267      Windscape II Apartments                                         3099  Parhan Drive
272      Fairway Center                                                  9115 Southwest Oleson Road
274      Gomes Plaza                                                     1057-1075 Blossom Hill Road
300      The Pontiac Building                                            542  South Dearborn
301      Best Buy Retail Bldg.                                           6900  South Westnedge Avenue
304      Lincoln Arms Apartments                                         190  C Street
307      Northgate Villas Apartments                                     2305  Carville Drive
309      The Promenade Apartments                                        2330-2332  West Glenrosa Avenue
317      Wind & Sea Shopping Center                                      4140-4150 Capitola Road
325      San Leandro Furniture Center                                    2756 Alvarado Boulevard
327      Westlake Commerce Center                                        31121-31131  Via Colinas
329      Barnes & Noble                                                  12170  Jefferson Avenue
330      Mcghan Medical Buildings                                        5511, 5531, 5551, & 5571 Ekwill Street
336      Meadowrock Apartments                                           1598 Becky Court
337      544 Lawrence Expressway                                         540-548 Lawrence Expressway
338      Courtyard At Scottsdale North                                   9160  East Shea Boulevard
339      Mountain Vista Apartments                                       4400  E Busby Drive
343      118 South Clinton Street                                        118  S Clinton Street
350      Bentley Avenue Apartments                                       1633  South Bentley Avenue
359      Americana Apartments                                            3701  East Chapman Avenue
366      Covington Club Apartments                                       1308 W. Covington Court
370      Regency Park Apartments                                         2973  West Swain Road
372      Three West Carillo Building                                     931-939 State Street
376      Tudor Gardens Apartments                                        15128-15144  Burbank Blvd
392      Ocean Villa Townhomes #2                                        4400-4600 Dallas Drive
397      Peoria Town Center                                              8110-8140  Peoria Avenue
411      Slauson Plaza                                                   9402-9448  Slauson Avenue
419      Twin Fountains Apartments                                       2135  South Depew Street
434      Capitol Warehouse Building                                      4355 Duraform Lane
435      North Oaks Manor Apartments                                     600-616  North Oaks Drive
436      6100 Capital Center                                             6100  South Fashion Blvd
445      Glenoaks Apartments                                             1019  East Glenoaks Blvd
446      Lucky/Sav-On Center                                             2006  Avenue K
455      Westporte Apartments                                            2805 Larchmont Lane
458      Woodley Apartments                                              7035  Woodley Avenue
459      Hidden Park Apartments                                          10613  Lookaway Drive
460      Saum Apartments                                                 1919  South Grand Boulevard


Mortgage                                                                 Monthly                          Stated
Loan                                                    Cut-Off Date     Payment Due           Mortgage   Remaining     Maturity
Number   City                     State  Zip            Balance          (on 1st Due Date)     Rate       Term          Date or ARD
(i)      (ii)                     (ii)   (ii)           (iii)            (iv)                  (v)        (vi)          (vi)
60       Reno                      NV    89509          10,092,322.04      68,214.00            7.1250      116         01/01/08
86       Sparks                    NV    89434           7,924,512.91      53,743.19            7.1590      116         01/01/08
88       Las Vegas                 NV    89119           7,774,993.83      52,729.16            7.1590      116         01/01/08
91       Las Vegas                 NV    89119           7,765,332.63      53,771.69            7.3560      114         11/01/07
101      Westlake Village          CA    91362           7,096,616.22      51,601.86            7.8630      114         11/01/07
108      Las Vegas                 NV    89107           6,943,380.22      47,643.31            7.2630      114         11/01/07
112      Encino                    CA    91316           6,838,693.78      45,798.00            7.0510      118         03/01/08
115      Las Vegas                 NV    89103           6,732,378.75      45,521.57            7.1350      117         02/01/08
117      Phoenix                   AZ    85020           6,683,917.14      47,431.40            7.6270      117         02/01/08
118      San Diego                 CA    92154           6,671,562.47      47,173.54            7.5710      114         11/01/07
130      Los Angeles               CA    90020           6,458,862.87      43,421.03            7.0710      116         01/01/08
160      Encino                    CA    91316           5,727,244.22      38,354.74            7.0510      118         03/01/08
165      La Grange Park            IL    60526           5,575,834.45      39,133.01            7.4940      114         11/01/07
182      Los Angeles               CA    90046           5,246,083.97      35,532.44            7.1460      116         01/01/08
183      Fremont                   CA    94539           5,183,443.80      35,275.87            7.1940      116         01/01/08
205      Glendale                  CA    91214           4,587,970.90      30,991.05            7.1250      117         02/01/08
207      Berkeley                  CA    94710           4,493,754.73      30,469.35            7.1750      118         03/01/08
212      Santa Ana                 CA    92704           4,482,358.10      30,965.66            7.3460      116         01/01/08
219      Scottsdale                AZ    85251           4,246,854.08      29,754.46            7.5130      119         04/01/08
221      Santa Rosa                CA    95403           4,196,581.00      28,041.50            7.0350       83         04/01/05
227      Tarzana                   CA    91356           4,150,453.39      27,795.14            7.0510      118         03/01/08
229      South Gate                CA    90280           4,121,706.60      44,695.39            7.2280      135         08/01/09
234      Mesa                      AZ    85204           4,093,770.79      26,734.40            6.8020      118         03/01/08
237      Moorpark                  CA    93021           4,082,680.29      28,929.34            7.5930      114         11/01/07
242      Chicago                   IL    60661           3,987,665.78      27,575.23            7.3560      116         01/01/08
248      Berkeley                  CA    94704           3,881,505.61      28,345.44            7.3120       80         01/01/05
249      Los Angeles               CA    90020           3,836,194.01      26,777.54            7.4460      115         12/01/07
267      Grand Prairie             TX    75052           3,591,189.64      24,081.59            7.0540      117         02/01/08
272      Portland                  OR    97223           3,547,372.24      24,853.72            7.5130      119         04/01/08
274      San Jose                  CA    95123           3,492,968.16      26,264.41            7.6750      118         03/01/08
300      Chicago                   IL    60605           3,289,824.29      22,749.56            7.3560      116         01/01/08
301      Portage                   MI    49002           3,287,692.89      24,078.45            7.3560      117         02/01/08
304      Sparks                    NV    89431           3,252,040.67      22,054.99            7.1590      116         01/01/08
307      Reno                      NV    89512           3,231,170.58      21,303.98            6.8840      117         02/01/08
309      Phoenix                   AZ    85015           3,208,099.19      22,090.70            7.3070      115         12/01/07
317      Capitola                  CA    95010           3,146,055.81      22,206.73            7.5840      118         03/01/08
325      San Leandro               CA    94577           3,093,291.66      22,472.96            7.2830      118         03/01/08
327      Westlake Village          CA    91362           3,086,819.64      21,809.54            7.5630      114         11/01/07
329      Newport News              VA    23602           3,058,550.65      22,400.26            7.3560      117         02/01/08
330      Goleta                    CA    93111           3,033,799.44      20,935.68            7.3290      115         12/01/07
336      Santa Rosa                CA    95403           2,997,495.94      19,774.06            6.9080      119         04/01/08
337      Sunnyvale                 CA    95086           2,996,584.65      22,185.35            7.5080      119         04/01/08
338      Scottsdale                AZ    85257           2,989,267.88      20,888.17            7.4570      115         12/01/07
339      Sierra Vista              AZ    85635           2,988,062.61      20,383.96            7.2100      115         12/01/07
343      Chicago                   IL    60661           2,940,903.52      20,336.73            7.3560      116         01/01/08
350      Los Angeles               CA    90025           2,836,527.64      20,172.12            7.6250      113         10/01/07
359      Orange                    CA    92869           2,688,048.26      18,648.23            7.3750      114         11/01/07
366      Peoria                    IL    61614           2,596,257.41      17,343.29            7.0260      118         03/01/08
370      Stockton                  CA    95207           2,587,545.22      18,299.01            7.5670      113         10/01/07
372      Santa Barbara             CA    93101           2,546,696.96      17,744.49            7.4510      118         03/01/08
376      Los Angeles               CA    91411           2,538,067.74      17,159.17            7.1130      114         11/01/07
392      Oxnard                    CA    93033           2,396,690.52      16,292.54            7.2010      118         03/01/08
397      Peoria                    AZ    85354           2,388,976.76      17,193.89            7.7500      113         10/01/07
411      Pico Rivera               CA    90660           2,280,921.21      16,318.43            7.7060      116         01/01/08
419      Denver                    CO    80227           2,216,216.51      14,802.98            7.0000       79         12/05/04
434      Windsor                   WI    53598           2,156,227.94      22,952.35            7.5010      142         03/01/10
435      Osseo                     MN    55369           2,154,267.86      14,427.15            7.0390      117         02/01/08
436      Murray                    UT    84107           2,153,054.25      15,757.56            7.9390      115         12/01/07
445      Glendale                  CA    91206           2,112,568.12      14,282.49            7.1130      114         11/01/07
446      Lancaster                 CA    93536           2,106,979.91      14,339.19            7.1880      115         12/01/07
455      Peoria                    IL    61615           2,096,775.81      13,631.73            6.7580      118         03/01/08
458      Van Nuys                  CA    91406           2,093,358.54      14,294.38            7.2280      116         01/01/08
459      St Louis                  MO    63137           2,093,340.17      14,274.46            7.2140      116         01/15/08
460      St Louis                  MO    63104           2,093,340.17      14,274.46            7.2140      116         01/15/08


          Remaining                                                         ARD
          Amortization                                                      Additional
Mortgage  Term (in                   Master           Additional            Interest
Loan      the case of    Ground      Servicing        Servicing  ARD        Rate        Accrual    Mortgage
Number    Balloon loan)  Lease       Fee(%)           Fee (%)    Loan       (%)         Basis      Loan Seller        CTL
(i)       (vii)          (viii)      (ix)             (ix)       (x)        (x)         (xi)       (xii)             (xiii)
60               356     N            0.0900         0.0050       N          -           Act/360    Bank of America
86               356     N            0.0900         0.0050       N          -           Act/360    Bank of America
88               356     N            0.0900         0.0050       N          -           Act/360    Bank of America
91               354     N            0.0900         0.0050       N          -           Act/360    Bank of America
101              354     N            0.0900         0.0050       N          -           Act/360    Bank of America
108              354     N            0.0900         0.0050       N          -           Act/360    Bank of America
112              358     N            0.0900         0.0050       N          -           Act/360    Bank of America
115              357     N            0.0900         0.0050       N          -           Act/360    Bank of America
117              357     N            0.0900         0.0050       N          -           Act/360    Bank of America
118              354     N            0.0900         0.0050       N          -           Act/360    Bank of America
130              356     N            0.0900         0.0050       N          -           Act/360    Bank of America
160              358     N            0.0900         0.0050       N          -           Act/360    Bank of America
165              354     N            0.0900         0.0050       N          -           Act/360    Bank of America
182              356     N            0.0900         0.0050       N          -           Act/360    Bank of America
183              356     N            0.0900         0.0050       N          -           Act/360    Bank of America
205              357     N            0.0900         0.0050       N          -           Act/360    Bank of America
207              358     N            0.0900         0.0050       N          -           Act/360    Bank of America
212              356     N            0.0900         0.0050       N          -           Act/360    Bank of America
219              359     N            0.0900         0.0050       N          -           Act/360    Bank of America
221              359     N            0.0900         0.0050       N          -           Act/360    Bank of America
227              358     N            0.0900         0.0050       N          -           Act/360    Bank of America
229                      N            0.0900         0.0050       N          -           30/360     Bank of America
234              358     N            0.0900         0.0050       N          -           Act/360    Bank of America
237              354     N            0.0900         0.0050       N          -           Act/360    Bank of America
242              356     N            0.0900         0.0050       N          -           Act/360    Bank of America
248              296     N            0.0900         0.0050       N          -           Act/360    Bank of America
249              355     N            0.0900         0.0050       N          -           Act/360    Bank of America
267              357     N            0.0900         0.0050       N          -           30/360     Bank of America
272              359     N            0.0900         0.0050       N          -           Act/360    Bank of America
274              298     N            0.0900         0.0050       N          -           Act/360    Bank of America
300              356     N            0.0900         0.0050       N          -           Act/360    Bank of America
301              297     N            0.0900         0.0050       N          -           Act/360    Bank of America
304              356     N            0.0900         0.0050       N          -           Act/360    Bank of America
307              357     N            0.0900         0.0050       N          -           Act/360    Bank of America
309              355     N            0.0900         0.0050       N          -           Act/360    Bank of America
317              358     N            0.0900         0.0050       N          -           Act/360    Bank of America
325              298     N            0.0900         0.0050       N          -           Act/360    Bank of America
327              354     N            0.0900         0.0050       N          -           Act/360    Bank of America
329              297     N            0.0900         0.0050       N          -           Act/360    Bank of America
330              355     N            0.0900         0.0050       N          -           Act/360    Bank of America
336              359     N            0.0900         0.0050       N          -           Act/360    Bank of America
337              299     N            0.0900         0.0050       N          -           Act/360    Bank of America
338              355     N            0.0900         0.0050       N          -           Act/360    Bank of America
339              355     N            0.0900         0.0050       N          -           30/360     Bank of America
343              356     N            0.0900         0.0050       N          -           Act/360    Bank of America
350              353     N            0.0900         0.0050       N          -           Act/360    Bank of America
359              354     N            0.0900         0.0050       N          -           Act/360    Bank of America
366              358     N            0.0900         0.0050       N          -           Act/360    Bank of America
370              353     N            0.0900         0.0050       N          -           Act/360    Bank of America
372              358     N            0.0900         0.0050       N          -           Act/360    Bank of America
376              354     N            0.0900         0.0050       N          -           Act/360    Bank of America
392              358     N            0.0900         0.0050       N          -           Act/360    Bank of America
397              353     N            0.0900         0.0050       N          -           Act/360    Bank of America
411              356     N            0.0900         0.0050       N          -           Act/360    Bank of America
419              355     N            0.0900         0.0050       N          -           Act/360    Bank of America
434                      N            0.0900         0.0050       N          -           30/360     Bank of America
435              357     N            0.0900         0.0050       N          -           Act/360    Bank of America
436              355     N            0.0900         0.0050       N          -           Act/360    Bank of America
445              354     N            0.0900         0.0050       N          -           Act/360    Bank of America
446              355     N            0.0900         0.0050       N          -           Act/360    Bank of America
455              358     N            0.0900         0.0050       N          -           Act/360    Bank of America
458              356     N            0.0900         0.0050       N          -           Act/360    Bank of America
459              356     N            0.0900         0.0050       N          -           Act/360    Bank of America
460              356     N            0.0900         0.0050       N          -           Act/360    Bank of America


                                   Lease       Residual               Debt
Mortgage                           Enhance-    Value                  Service     Loan                           Interest
Loan     CTL                       ment        Insurance              Coverage    to Value Cross      Defea-     Reserve
Number   Guarantor                 Policy      Policy                 Ratio (x)   Ratio    Defaulted  sance      Loan
(i)      (xiii)                    (xiv)       (xiv)                  (xv)        (xv)     (xvi)      (xvii)     (xviii)
60                                                                      1.57       74.8    No          Y             Y
86                                                                      1.53       74.8    No          Y             Y
88                                                                      1.39       74.8    No          Y             Y
91                                                                      1.33       79.2    No          Y             Y
101                                                                     1.46       74.7    No          Y             N
108                                                                     1.44       73.9    No          Y             Y
112                                                                     1.40       72.1    No          Y             Y
115                                                                     1.31       77.4    No          Y             Y
117                                                                     1.34       74.0    No          Y             N
118                                                                     1.20       76.5    No          Y             Y
130                                                                     1.57       79.7    No          Y             Y
160                                                                     1.34       74.3    No          Y             Y
165                                                                     1.56       78.5    No          Y             Y
182                                                                     1.31       74.9    No          Y             Y
183                                                                     1.62       64.8    No          Y             Y
205                                                                     1.28       79.8    No          Y             Y
207                                                                     1.48       62.9    No          Y             Y
212                                                                     1.36       74.7    No          Y             Y
219                                                                     1.26       72.0    No          Y             Y
221                                                                     1.39       73.6    No          Y             Y
227                                                                     1.42       74.8    No          Y             Y
229                                                                     1.24       73.6    No          Y             N
234                                                                     2.06       46.8    No          Y             Y
237                                                                     1.31       70.8    No          Y             Y
242                                                                     1.54       70.9    No          Y             Y
248                                                                     1.60       58.5    No          Y             Y
249                                                                     1.26       79.9    No          Y             Y
267                                                                     1.53       75.8    No          Y             N
272                                                                     1.29       71.0    No          Y             Y
274                                                                     1.60       53.7    No          Y             N
300                                                                     1.69       70.0    No          Y             Y
301                                                                     1.36       73.1    No          Y             Y
304                                                                     1.56       74.8    No          Y             Y
307                                                                     1.39       74.8    No          Y             Y
309                                                                     1.44       79.7    No          Y             Y
317                                                                     1.30       74.9    No          Y             Y
325                                                                     1.42       60.0    No          Y             Y
327                                                                     1.49       70.2    No          Y             Y
329                                                                     1.29       74.6    No          Y             Y
330                                                                     1.64       74.0    No          Y             Y
336                                                                     1.41       68.1    No          Y             Y
337                                                                     1.50       66.6    No          Y             Y
338                                                                     1.79       59.8    No          Y             Y
339                                                                     1.30       74.7    No          Y             N
343                                                                     1.74       73.5    No          Y             Y
350                                                                     1.21       70.9    No          Y             N
359                                                                     1.40       74.7    No          Y             Y
366                                                                     1.42       79.3    No          Y             Y
370                                                                     1.28       78.7    No          Y             Y
372                                                                     1.27       67.0    No          Y             Y
376                                                                     1.44       74.7    No          Y             Y
392                                                                     1.42       80.2    No          Y             Y
397                                                                     1.54       74.7    No          Y             N
411                                                                     1.49       74.8    No          Y             N
419                                                                     1.66       67.0    No          Y             Y
434                                                                     1.32       74.4    No          Y             N
435                                                                     1.53       79.8    No          Y             Y
436                                                                     1.28       74.9    BA - 1      Y             N
445                                                                     1.48       74.7    No          Y             Y
446                                                                     1.57       56.3    No          Y             Y
455                                                                     1.53       74.1    No          Y             Y
458                                                                     1.57       74.8    No          Y             Y
459                                                                     1.48       77.5    No          Y             Y
460                                                                     1.49       77.5    No          Y             Y

First Union-Lehman Brothers-Bank of America Commercial Mortgage Trust 1998-C2 Servicing & Pooling
Bank of America Pool

Mortgage
Loan
Number   Property Name                                                   Address
(i)      (ii)                                                            (ii)
463      Canoga Apartments                                               10400  East Canoga Avenue
468      Arrow Press Properties                                          52-60  West 200 South Street
469      Northbrook Apartments                                           584 East Bullard Ave.
472      Sunnyside Acres Mobile Home Park                                905 West Sunnyside Road
476      901 W. Jackson Boulevard                                        901  W Jackson Boulevard
481      Stone Pine Center                                               20-40  Stone Pine Road
484      The Aspens                                                      10130 Donner Trail Road
485      Casa Del Sol                                                    951-969 Contra Costa Blvd.
488      Springwood Village Shopping Center                              6-48  West 7200 South
506      Katella/Knott Shopping Center                                   7003-7063 Katella Avenue
510      825 Pine Street Apartments                                      825  Pine Street
511      Ocean Villa Townhomes #1                                        4330-4204 Dallas Drive
513      Burbank Villas Apartments                                       14640  Burbank Blvd
517      Sunrise Condominiums                                            550  El Camino Real
520      Inbus Engineering Building                                      6233  Industrial Way
523      Cedars St. Paul Apts.                                           1276 Wilson Avenue
524      McClintock Office Plaza                                         4700 S. McClintock Drive
535      Palms Apartments                                                11007-  Palms Blvd
543      Kling Street Apartments                                         11922  Kling Street
549      Target Center                                                   15329 Palmdale Blvd.
560      Spa Business Center                                             145-155  East 6100 South
569      Duna Vista Mobile Home Park                                     2400  Cienega
570      Calvert Apartments                                              11434-11450  Calvert Street
571      177 E. Evelyn Avenue                                            177 E. Evelyn Avenue
572      Oakland State Garage                                            401  27Th Street
574      Park Rochester Apartments                                       11425  Rochester Avenue
575      West Town Professional Center                                   21675  Longview Drive
585      10051 Pasadena Avenue                                           10051 Pasadena Avenue
586      Clifford Pacific Business Park                                  20382 & 20412 Barents Sea Circle
590      Canon Perdido                                                   433 E. Canon Perdido Street
591      Panorama Medical Arts Building                                  8215  Van Nuys Blvd
598      La Tijera Manor Apartments                                      7100-7124  Alvern Street
599      Applied Companies Building                                      28020 Avenue Standford
609      University Court Apartments                                     1414  3Rd Street South
610      Patrick Business Park                                           6165  Annie Oakley Drive
613      Ocean Villa Townhomes #3                                        4401-4601 Dallas Drive
618      Brookhill Plaza                                                 1787  Fort Union Blvd
620      2715 Agate Court                                                2175  Agate Court
621      Townsgate Atrium                                                2277  Townsgate Road
623      Edison Apartments                                               5651  East Edison Street
626      A-Advance Self-Storage                                          301  West Indian School Road
633      Morningside Square Apartments                                   2401-2414  Shakespeare Road
638      Westgate Apartments                                             8721  Owensmouth Avenue
639      Broadmoor Apartments                                            725  S. Tucson Blvd
641      William Tell Apartments                                         203  Eden Drive
642      13Th South Self Storage                                         1150  South 500 West
645      Haverford Apartments                                            870  North Haverford Avenue
654      Northpointe Apartments                                          1329-1357 No. Redwood Road
656      514 - 524 Huron Blvd. SE                                        514 - 524 Huron Boulevard, SE
657      4030 Pacheco Boulevard                                          4030  Pacheco Boulevard
659      Las Flores Apartments                                           145  South Avenue B
662      325 North Howard Street                                         325 North Howard Street
665      1416-1430 S. Main Street                                        1416-1430 S. Main Street
668      Villa Apartments                                                1111  7Th Street  South
670      Blockbuster Video Store                                         6324  Custer Road
676      Branford Apartments                                             12850  Bradford Street


Mortgage                                                                 Monthly                          Stated
Loan                                                    Cut-Off Date     Payment Due           Mortgage   Remaining     Maturity
Number   City                     State  Zip            Balance          (on 1st Due Date)     Rate       Term          Date or ARD
(i)      (ii)                     (ii)   (ii)           (iii)            (iv)                  (v)        (vi)          (vi)
463      Chatsworth                CA    91311           2,090,173.44      14,131.08            7.1130      114         11/01/07
468      Salt Lake City            UT    84101           2,064,387.08      15,187.48            7.9990      116         01/01/08
469      Fresno                    CA    93710           2,057,124.09      13,914.77            7.1510      118         03/01/08
472      Idaho Falls               ID    83402           2,022,107.75      13,551.35            7.0580      118         03/01/08
476      Chicago                   IL    60607           1,993,832.91      13,787.61            7.3560      116         01/01/08
481      Half Moon Bay             CA    94019           1,989,373.41      15,123.65            7.7630      115         12/01/07
484      Truckee                   CA    96161           1,947,409.68      13,436.28            7.3510      118         03/01/08
485      Pleasant Hill             CA    94523           1,946,082.26      14,633.03            7.6750      118         03/01/08
488      Midvale                   UT    84047           1,943,757.63      14,252.71            7.9590      115         12/01/07
506      Stanton                   CA    90680           1,888,355.34      17,472.09            7.3690      178         03/01/13
510      San Francisco             CA    94108           1,862,440.71      13,456.40            7.7960      114         11/01/07
511      Oxnard                    CA    93033           1,847,448.95      12,558.83            7.2010      118         03/01/08
513      Los Angeles               CA    91411           1,824,386.08      12,217.72            7.0510      118         03/01/08
517      Burlingame                CA    94010           1,794,157.35      12,091.72            7.0960      116         01/01/08
520      Livermoore                CA    94550           1,777,871.31      16,590.22            7.4060      176         01/01/13
523      St. Paul                  MN    55106           1,757,481.94      11,769.67            7.0510      118         03/01/08
524      Tempe                     AZ    85282           1,748,704.62      12,251.84            7.5130      119         04/01/08
535      Los Angeles               CA    90034           1,697,751.38      11,733.37            7.3680      118         03/01/08
543      Los Angeles               CA    91607           1,635,711.37      11,048.98            7.1250      117         02/01/08
549      Victorville               CA    92392           1,596,484.25      11,514.45            7.2010      118         03/01/08
560      Murray                    UT    84107           1,545,038.11      11,329.08            7.9590      115         12/01/07
569      Oceano                    CA    93445           1,486,040.28      13,703.94            7.2630      177         02/01/13
570      North Hollywood           CA    91606           1,470,406.50      10,118.19            7.3060      116         01/01/08
571      Mountain View             CA    94041           1,467,025.62      10,995.46            7.6380      118         03/01/08
572      Oakland                   CA    94612           1,462,085.02      12,021.78            7.6540      115         12/01/07
574      Los Angeles               CA    90025           1,453,916.87       9,736.73            7.0510      118         03/01/08
575      Brookfield                WI    53205           1,446,464.48      10,173.38            7.5350      117         02/01/08
585      Cupertino                 CA    95014           1,397,163.99      10,466.38            7.6320      118         03/01/08
586      Lake Forest               CA    92630           1,396,259.85       9,314.23            7.0000       81         02/01/05
590      Santa Barbara             CA    93101           1,373,982.61       9,628.33            7.5150      119         04/01/08
591      Panorama City             CA    91402           1,365,634.97      10,033.48            7.9800      115         12/01/07
598      Los Angeles               CA    90045           1,298,280.46       8,972.58            7.3680      118         03/01/08
599      Santa Clarita             CA    91355           1,297,300.01       9,607.73            7.5010      118         03/01/08
609      Minneapolis               MN    55454           1,230,003.85       8,559.29            6.7840      117         02/01/08
610      Las Vegas                 NV    89120           1,225,749.60       8,697.40            7.6150      115         12/01/07
613      Oxnard                    CA    93033           1,198,345.26       8,146.27            7.2010      118         03/01/08
618      Salt Lake City            UT    84121           1,158,791.94       8,509.76            7.9750      115         12/01/07
620      Simi Valley               CA    93065           1,147,038.62       7,817.75            7.2150      117         02/01/08
621      Thousand Oaks             CA    91361           1,130,478.49       8,220.09            7.8630      114         11/01/07
623      Tucson                    AZ    85712           1,102,685.96       7,459.73            7.1340      116         01/01/08
626      Phoenix                   AZ    85013           1,083,699.73      10,425.36            7.8630      175         12/01/12
633      Houston                   TX    77030           1,044,004.88       7,651.14            7.3410      115         12/01/07
638      Canoga Park               CA    91304             997,277.19       6,578.65            6.8890      117         02/01/08
639      Tucson                    AZ    85716             997,248.62       6,537.91            6.8280      117         02/01/08
641      Longview                  TX    75605             993,266.00       7,389.91            7.5000      114         11/01/07
642      Salt Lake City            UT    84101             992,949.59       7,718.16            8.0000      113         10/01/07
645      Pacific Palisades         CA    90272             970,329.45       6,862.13            7.5670      113         10/01/07
654      Salt Lake City            UT    84116             886,820.11       6,118.07            7.3500      118         03/01/08
656      Minneapolis               MN    55414             862,793.79       5,836.10            7.1510      118         03/01/08
657      Martinez                  CA    94553             834,233.40       5,904.55            7.6000      117         02/01/08
659      Yuma                      AZ    85364             817,376.30       5,548.87            7.1690      116         01/01/08
662      Glendale                  CA    91206             773,913.25       5,225.50            7.1330      118         03/01/08
665      Milpitas                  CA    95035             758,402.60       5,585.72            7.4380      118         03/01/08
668      Minneapolis               MN    55415             737,006.36       5,128.64            6.7840      117         02/01/08
670      Plano                     TX    75023             695,387.84       5,577.75            8.3750      113         10/01/07
676      Arleta                    CA    91331             408,723.18       2,812.51            7.3060      116         01/01/08


          Remaining                                                         ARD
          Amortization                                                      Additional
Mortgage  Term (in                   Master           Additional            Interest
Loan      the case of    Ground      Servicing        Servicing  ARD        Rate        Accrual    Mortgage
Number    Balloon loan)  Lease       Fee(%)           Fee (%)    Loan       (%)         Basis      Loan Seller        CTL
(i)       (vii)          (viii)      (ix)             (ix)       (x)        (x)         (xi)       (xii)             (xiii)
463              354     N            0.0900         0.0050       N          -           Act/360    Bank of America
468              356     N            0.0900         0.0050       N          -           Act/360    Bank of America
469              358     N            0.0900         0.0050       N          -           Act/360    Bank of America
472              358     N            0.0900         0.0050       N          -           Act/360    Bank of America
476              356     N            0.0900         0.0050       N          -           Act/360    Bank of America
481              295     N            0.0900         0.0050       N          -           Act/360    Bank of America
484              358     N            0.0900         0.0050       N          -           Act/360    Bank of America
485              298     N            0.0900         0.0050       N          -           Act/360    Bank of America
488              355     N            0.0900         0.0050       N          -           Act/360    Bank of America
506                      N            0.0900         0.0050       N          -           30/360     Bank of America
510              354     N            0.0900         0.0050       N          -           Act/360    Bank of America
511              358     N            0.0900         0.0050       N          -           Act/360    Bank of America
513              358     N            0.0900         0.0050       N          -           Act/360    Bank of America
517              356     N            0.0900         0.0050       N          -           Act/360    Bank of America
520                      N            0.0900         0.0050       N          -           30/360     Bank of America
523              358     N            0.0900         0.0050       N          -           Act/360    Bank of America
524              359     N            0.0900         0.0050       N          -           Act/360    Bank of America
535              358     N            0.0900         0.0050       N          -           Act/360    Bank of America
543              357     N            0.0900         0.0050       N          -           Act/360    Bank of America
549              298     N            0.0900         0.0050       N          -           Act/360    Bank of America
560              355     N            0.0900         0.0050       N          -           Act/360    Bank of America
569                      N            0.0900         0.0050       N          -           30/360     Bank of America
570              356     N            0.0900         0.0050       N          -           Act/360    Bank of America
571              298     N            0.0900         0.0050       N          -           Act/360    Bank of America
572              235     N            0.0900         0.0050       N          -           Act/360    Bank of America
574              358     N            0.0900         0.0050       N          -           Act/360    Bank of America
575              357     N            0.0900         0.0050       N          -           Act/360    Bank of America
585              298     N            0.0900         0.0050       N          -           Act/360    Bank of America
586              357     N            0.0900         0.0050       N          -           Act/360    Bank of America
590              359     N            0.0900         0.0050       N          -           Act/360    Bank of America
591              355     N            0.0900         0.0050       N          -           Act/360    Bank of America
598              358     N            0.0900         0.0050       N          -           Act/360    Bank of America
599              298     N            0.0900         0.0050       N          -           Act/360    Bank of America
609              297     N            0.0900         0.0050       N          -           Act/360    Bank of America
610              355     N            0.0900         0.0050       N          -           Act/360    Bank of America
613              358     N            0.0900         0.0050       N          -           Act/360    Bank of America
618              355     N            0.0900         0.0050       N          -           Act/360    Bank of America
620              357     N            0.0900         0.0050       N          -           Act/360    Bank of America
621              354     N            0.0900         0.0050       N          -           Act/360    Bank of America
623              356     N            0.0900         0.0050       N          -           Act/360    Bank of America
626                      N            0.0900         0.0050       N          -           30/360     Bank of America
633              295     N            0.0900         0.0050       N          -           Act/360    Bank of America
638              357     N            0.0900         0.0050       N          -           Act/360    Bank of America
639              357     N            0.0900         0.0050       N          -           Act/360    Bank of America
641              294     N            0.0900         0.0050       N          -           Act/360    Bank of America
642              293     N            0.0900         0.0050       N          -           Act/360    Bank of America
645              353     N            0.0900         0.0050       N          -           Act/360    Bank of America
654              358     N            0.0900         0.0050       N          -           Act/360    Bank of America
656              358     N            0.0900         0.0050       N          -           Act/360    Bank of America
657              357     N            0.0900         0.0050       N          -           Act/360    Bank of America
659              356     N            0.0900         0.0050       N          -           Act/360    Bank of America
662              358     N            0.0900         0.0050       N          -           Act/360    Bank of America
665              298     N            0.0900         0.0050       N          -           Act/360    Bank of America
668              297     N            0.0900         0.0050       N          -           Act/360    Bank of America
670              293     N            0.0900         0.0050       N          -           Act/360    Bank of America
676              356     N            0.0900         0.0050       N          -           Act/360    Bank of America


                                   Lease       Residual               Debt
Mortgage                           Enhance-    Value                  Service     Loan                           Interest
Loan     CTL                       ment        Insurance              Coverage    to Value Cross      Defea-     Reserve
Number   Guarantor                 Policy      Policy                 Ratio (x)   Ratio    Defaulted  sance      Loan
(i)      (xiii)                    (xiv)       (xiv)                  (xv)        (xv)     (xvi)      (xvii)     (xviii)
463                                                                     1.43       74.9    No          Y             Y
468                                                                     1.11       75.1    BA - 1      Y             N
469                                                                     1.34       69.0    No          Y             Y
472                                                                     1.31       74.9    No          Y             Y
476                                                                     1.54       68.8    No          Y             Y
481                                                                     1.51       69.8    No          Y             N
484                                                                     1.25       77.0    No          Y             Y
485                                                                     1.57       56.4    No          Y             N
488                                                                     1.30       74.8    BA - 1      Y             N
506                                                                     1.45       53.7    No          Y             N
510                                                                     1.20       70.0    No          Y             N
511                                                                     1.40       80.3    No          Y             Y
513                                                                     1.34       73.0    No          Y             Y
517                                                                     1.30       64.7    No          Y             Y
520                                                                     1.38       53.2    No          Y             N
523                                                                     1.51       78.1    No          Y             Y
524                                                                     1.34       74.4    No          Y             Y
535                                                                     1.34       74.8    No          Y             Y
543                                                                     1.28       79.8    No          Y             Y
549                                                                     1.56       74.6    No          Y             Y
560                                                                     1.33       74.5    BA - 1      Y             N
569                                                                     1.14       55.0    No          Y             N
570                                                                     1.50       79.9    No          Y             Y
571                                                                     1.53       69.9    No          Y             N
572                                                                     1.42       75.0    No          Y             N
574                                                                     1.54       56.6    No          Y             Y
575                                                                     1.48       72.3    No          Y             Y
585                                                                     1.38       65.0    No          Y             N
586                                                                     1.36       72.1    No          Y             Y
590                                                                     1.29       65.4    No          Y             Y
591                                                                     1.36       78.0    No          Y             N
598                                                                     1.45       74.2    No          Y             Y
599                                                                     1.65       59.5    No          Y             Y
609                                                                     1.55       76.9    No          Y             Y
610                                                                     1.34       75.9    No          Y             N
613                                                                     1.47       76.8    No          Y             Y
618                                                                     1.31       74.8    BA - 1      Y             N
620                                                                     1.38       54.6    No          Y             Y
621                                                                     1.44       70.7    No          Y             N
623                                                                     1.38       77.1    No          Y             Y
626                                                                     1.38       63.8    No          Y             N
633                                                                     1.45       74.6    No          Y             Y
638                                                                     1.70       64.8    No          Y             Y
639                                                                     1.58       66.5    No          Y             Y
641                                                                     1.42       66.2    No          Y             Y
642                                                                     1.46       59.5    No          Y             N
645                                                                     1.19       65.6    No          Y             Y
654                                                                     1.38       79.9    No          Y             Y
656                                                                     1.31       79.9    No          Y             Y
657                                                                     1.42       74.8    No          Y             N
659                                                                     1.47       76.4    No          Y             Y
662                                                                     1.26       77.4    No          Y             Y
665                                                                     1.74       55.8    No          Y             Y
668                                                                     1.39       69.9    No          Y             Y
670                                                                     1.32       63.2    No          Y             N
676                                                                     1.42       80.1    No          Y             Y

                                   SCHEDULE I

                 General Mortgage Representations and Warranties

            (i) The information pertaining to each Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-Off Date;

            (ii) If such Mortgage Loan was originated by the Seller or an affiliate thereof, then, as of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan; and, if such Mortgage Loan was not originated by the Seller or an affiliate thereof, then, to the best of the Seller's knowledge after having performed the type of due diligence customarily performed by prudent institutional commercial and multifamily mortgage lenders, as of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan;

            (iii) The Seller owns the Mortgage Loan, has good and marketable title thereto, has full right and authority to sell, assign and transfer the Mortgage Loan and is transferring the Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan, and no provision of the Mortgage Note, Mortgage or other loan document relating to such Mortgage Loan prohibits or restricts the Seller's right to assign or transfer such Mortgage Loan;

            (iv) The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder;

            (v) Each of the related Mortgage Note, Mortgage(s), Assignment of Leases, if any, and other agreements executed in connection therewith is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions therein and any state anti-deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law);

            (vi) As of the date of its origination, there was no valid offset, defense, counterclaim or right to rescission with respect to any of the related Mortgage Note, Mortgage(s) or other agreements executed in connection therewith, and, as of the

Cut-off Date, to the best knowledge of the Seller, there is no valid offset, defense, counterclaim or right to rescission with respect to such Mortgage Note, Mortgage(s) or other agreements;

            (vii) The assignment of the related Mortgage and Assignment of Leases to the Trustee constitutes the legal, valid, binding and enforceable assignment of such Mortgage in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law);

            (viii) Except with respect to the Mortgage Loans listed in Exhibit I-VIII hereto, each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property, which Mortgaged Property is free and clear of all encumbrances and liens having priority over or on a parity with the first lien of such Mortgage, except for (a) liens for real estate taxes and special assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being customarily acceptable to mortgage lending institutions generally or specifically reflected in the appraisal of such Mortgaged Property made in connection with the origination of such Mortgage Loan, and (c) other matters to which like properties are commonly subject and which do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by such Mortgage or materially affect the value or marketability of such Mortgaged Property, and such encumbrances do not materially interfere with the current use or operation of the related Mortgaged Property and, except with respect to the Mortgage Loans listed in Exhibit I-VIII hereto, there exists with respect to such Mortgaged Property an assignment of leases and rents provision, whether as part of the related Mortgage or as a separate document or instrument, which establishes and creates a first priority security interest in and to leases and rents arising in respect of the related Mortgaged Property, subject only to encumbrances described in subsections (a), (b) and (c) of this subparagraph (viii);

            (ix) The Seller has filed and/or recorded in all appropriate public filing and recording offices all UCC-1 financing statements necessary to create and perfect a security interest in and lien on the items of personal property described therein (or, if not filed and/or recorded, has submitted such UCC-1 financing statements for filing and/or recording and such UCC-1 financing statements are in form and substance acceptable for filing and/or recording), to the extent perfection may be effected pursuant to applicable law by recording or filing;

            (x) All taxes and governmental assessments that prior to the Cut-off Date became due and owing in respect of, and affect, each related Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established;

            (xi) As of the date of its origination, there was no proceeding pending for the total or partial condemnation of each related Mortgaged Property that materially affects the value thereof, and such Mortgaged Property was free of material damage; and, as of the Cut-off Date, the Seller has not received any notice of the commencement of any proceeding for the total or partial condemnation of any related Mortgaged Property that materially affects the value thereof, and such Mortgaged Property is free of material damage;

            (xii) Each related Mortgaged Property is covered by an ALTA (or its equivalent) lender's title insurance policy insuring that each related Mortgage is a valid first lien on such Mortgaged Property in the original principal amount of the Mortgage Loan after all advances of principal, or there is a binding commitment from a title insurer qualified and licensed in the applicable jurisdiction, as required, to issue such policy; such title insurance policy, if issued, is in full force and effect, is freely assignable and will inure solely to the benefit of the Trustee as mortgagee of record, or any such commitment is a legal, valid and binding obligation of such insurer; no claims have been made under such title insurance policy, if issued; and to the best knowledge of the Seller, no prior mortgagee has done, by act or omission, anything which would materially impair the coverage of any such title insurance policy;

            (xiii) As of the date of its origination, all insurance required under each related Mortgage, which insurance covered such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, and with respect to a fire and extended perils insurance policy, was in an amount (subject to a customary deductible) at least equal to 100% of the full insurable replacement cost of the improvements located on such Mortgaged Property (except to the extent not permitted by applicable law and then in such event in an amount in excess of the initial principal balance of the Mortgage Loan, together with an "agreed value endorsement"), was in full force and effect with respect to each related Mortgaged Property; and, as of the Cut-off Date, to the best knowledge of the Seller, all insurance required under each Mortgage, which insurance covers such risks and is in such amounts as are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, is in full force and effect with respect to each related Mortgaged Property; and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller; except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage, any insurance proceeds in respect of a casualty loss or taking, will be applied either to the repair or restoration of all or part of the related Mortgaged Property or the reduction of the outstanding principal balance of the Mortgage Loan;

            (xiv) Other than payments due but not yet 30 days or more delinquent, there is, to the best of the Seller's knowledge, (A) no material default, breach, violation or event of acceleration existing under the related Mortgage Note or each related Mortgage, and no event which, with the passage of time or with notice and (B) the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under any of such documents; the Seller has not waived any other material default, breach, violation or event of acceleration under any of such documents; and under the terms of each Mortgage Loan, each related Mortgage Note, each related Mortgage and the other loan documents in the related Mortgage File, no person or party other than the mortgagee may declare an event of default or accelerate the related indebtedness under such Mortgage Loan, Mortgage Note or Mortgage;

            (xv) As of the Cut-off Date, the Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Scheduled Payment;

            (xvi) Except with respect to the Mortgage Loans listed in Exhibit I-XVI hereto which accrue interest on the basis of the actual number of days elapsed over a 360 day year, the Mortgage Loan accrues interest (payable monthly in arrears) at a fixed rate of interest (except with respect to ARD Loans, with respect to which the rate at which interest accrues thereon increases after the Anticipated Repayment Date, except with respect to the Mortgage Loans listed in
Exhibit I-XVI hereto and except in connection with the occurrence of a default and the accrual of default interest) on the basis of a 360-day year consisting of twelve 30-day months;

            (xvii) Each related Mortgage does not provide for or permit, without the prior written consent of the holder of the Mortgage Note, each related Mortgaged Property to secure any other promissory note or obligation, except as expressly described in such Mortgage and other than another Mortgage Loan in the Trust Fund;

            (xviii) Such Mortgage Loan is or constitutes part of a "qualified mortgage" within the meaning of Section

860G(a)(3) of the Code. Accordingly, either as of the date of origination or the Closing Date, the fair market value of the real property securing the Mortgage Loan was not less than 80% of the "adjusted issue price" (within the meaning of the REMIC Provisions) of such Mortgage Loan. For purposes of the preceding sentence, the fair market value of the real property securing the Mortgage Loan was first reduced by the amount of any lien on such real property that is senior to the lien that secures such Mortgage Loan, and was further reduced by a proportionate amount of any lien that is on a parity with the lien that secures such Mortgage Loan;

            (xix) Prepayment Premiums and Yield Maintenance Charges payable with respect to the Mortgage Loan, if any, constitute "customary prepayment penalties" within the meaning of Treasury Regulation Section 1.860G-1(b)(2);

            (xx) One or more environmental site assessments were performed by an environmental consulting firm independent of the Seller and the Seller's affiliates with respect to each related Mortgaged Property during the 18-month period preceding the Cut-off Date, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s) referenced herein, has no knowledge of any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s);

            (xxi) The related Mortgage Note, Mortgage(s) and Assignment(s) of Leases, if any, contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property or Properties of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, subject to applicable reorganization, insolvency, moratorium and other similar laws affecting creditors' rights generally as from time to time, in effect, and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

            (xxii) To the best of the Seller's knowledge, after due inquiry, the related Mortgagor is not a debtor in any bankruptcy, reorganization, insolvency or comparable proceeding;

            (xxiii) Such Mortgage Loan is secured by either a mortgage on a fee simple interest or a leasehold estate in a commercial property or multifamily property, including the related Mortgagor's interest in the improvements on the related Mortgaged Property;

            (xxiv) Unless such Mortgage Loan is an ARD Loan, such Mortgage Loan does not provide for negative amortization;

            (xxv) Such Mortgage Loan is a whole loan, contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property;

            (xxvi) The related Mortgage contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the prior written consent of the mortgagee, any related Mortgaged Property or interest therein, is directly or indirectly encumbered in connection with subordinate financing; provided, however, the Mortgage Loans listed in Exhibit I-XXVI hereto, are encumbered by subordinated debt;

            (xxvii) Except with respect to (W) transfers of certain non-controlling interests in the Mortgagors as specified in the related Mortgage, (X) the Mortgage Loans listed in Exhibit I-XXVII hereto, which permit one or more transfers of the related Mortgaged Property to a person that satisfies certain criteria (including criteria related to bankruptcy remoteness and property management experience) specified in the related Mortgage, (Y) the Mortgage Loans listed in Exhibit I-XXVII hereto, which permit a one-time transfer of the Mortgaged Property, subject to payment of an assumption fee and certain other conditions, and (Z) the Mortgage Loans listed in Exhibit I-XXVII hereto, which permit two or more separate transfers of the related Mortgaged Property, subject to payment of an assumption fee and certain other conditions, the related Mortgage contains either (A) provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if any related Mortgaged Property or interest therein is directly or indirectly transferred or sold without the prior written consent of the mortgagee, or (B) provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if any related Mortgaged Property or interest therein is directly or indirectly transferred or sold without the related Mortgagor having satisfied certain conditions specified in the related Mortgage with respect to permitted transfers;

            (xxviii) The Mortgage Loan, together with any other Mortgage Loan made to the same Mortgagor or to an affiliate of such Mortgagor, does not represent more than 5% of the aggregate Initial Pool Balance;

            (xxix) Except as set forth in the related Mortgage File, the terms of the related Mortgage Note and Mortgage(s) have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage;

            (xxx) Each related Mortgaged Property was inspected by or on behalf of the related originator during the 12 month period prior to the related origination date;

            (xxxi) Except for the Mortgage Loans listed in Exhibit I-XXXI hereto, the terms of the related Mortgage Note or Mortgage do not provide for the release of any material portion of the related Mortgaged Property from the lien of such Mortgage without payment in full of the Mortgage Loan;

            (xxxii) The related Mortgagor has covenanted in the Mortgage Loan documents to maintain the related Mortgaged Property in compliance with all applicable laws, zoning ordinances, rules, covenants and restrictions affecting the construction, occupancy, use and operation of such Mortgaged Property, and the related originator performed the type of due diligence in connection with the origination of such Mortgage Loan customarily performed by prudent institutional commercial and multifamily mortgage lenders with respect to the foregoing matters; the Seller has received no notice of any material violation of any applicable laws, zoning ordinances, rules, covenants or restrictions affecting the construction, occupancy, use or operation of such Mortgaged Property; to the Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination of such Mortgage Loan), as of the date of such origination, no improvement that was included for the purpose of determining the appraised value of the related Mortgaged Property at the time of origination of such Mortgage Loan lay outside the boundaries and building restriction lines of such property to an extent which would have a material adverse affect on the related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by the title insurance referred to in paragraph (xii) above), and no improvements on adjoining properties encroached upon such Mortgaged Property to any material extent;

            (xxxiii) Except with respect to Credit Lease Loans, the related Mortgagor has covenanted in the Mortgage Loan documents to deliver each year to the mortgagee an operating statement of each related Mortgaged Property covering the twelve-month period identified therein;

            (xxxiv) With respect to at least 95% of the Mortgage Loans (by balance) having a Cut-off Date Balance in excess of 1% of the Initial Pool Balance, the related Mortgagor has covenanted in its organizational documents and/or the Mortgage Loan documents to own no significant asset other than the related Mortgaged Property or Mortgaged Properties, as applicable, and assets incidental to its ownership and operation of such Mortgaged Property;

            (xxxv) No advance of funds has been made, directly or indirectly, by the Seller to the Mortgagor other than pursuant to the Mortgage Note and no funds have been received from any person other than such Mortgagor for or on account of payments due on the Mortgage Note;

            (xxxvi) To the Seller's actual knowledge, there are no pending actions, suits or proceedings by or before any court or governmental authority against or affecting the related Mortgagor or the related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property or the ability of the Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan;

            (xxxvii) Such Mortgage Loan complied with all applicable usury laws in effect at its date of origination;

            (xxxviii) To the extent required under applicable law as of the Closing Date, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it held the Mortgage Loan to the extent necessary to ensure the enforceability of such Mortgage Loan;

            (xxxix) If the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage;

            (xl) The related Mortgage Note is not secured by any collateral that secures a mortgage loan that is not in the Trust Fund (except with respect to the Mortgage Loans listed in Exhibit I-XL hereto), and each Mortgage Loan that is cross-collateralized is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement;

            (xli) The related Mortgaged Property either is not located in a flood hazard area as defined by the Federal Insurance Administration or is covered by flood hazard insurance;

            (xlii) Except with respect to the Mortgage Loans listed on Exhibit I-XLII hereto, one or more engineering assessments were performed by an engineering consulting firm independent of the Seller and the Seller's affiliates with respect to each related Mortgaged Property during the 18-month period preceding the Cut-off Date, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s) referenced herein, has no knowledge of any material and adverse engineering condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s);

            (xliii) All escrow deposits and payments relating to the Mortgage Loan are under control of the Seller or the servicer of such Mortgage Loan and all amounts required as of the date hereof under the Mortgage Loan Documents to be deposited by the related Mortgagor have been deposited;

            (xliv) The related Mortgagor has represented to the Seller that as of the date of origination of the Mortgage Loan, such Mortgagor, the related lessee, franchisor or operator was in possession of all licenses, permits and authorizations then required for use of the related Mortgaged Property, which were valid and in full force and effect; and

            (xlv) The origination, servicing and collection practices used by the Seller or any prior holder of the Mortgage Note have been in all respects legal and have met customary industry standards.

            (xlvi) Except as set forth in Schedule II, the Mortgage Loan is secured in whole or in part by a fee simple interest.

                                   SCHEDULE II

                   Ground Lease Representations and Warranties

            (i) With respect to any Mortgage Loan that is secured in whole or in material part by the interest of a Mortgagor as a lessee under a Ground Lease but not by the related fee interest:

      (A) Such Ground Lease or a memorandum thereof has been or will be duly recorded (other than the Ground Lease related to the Mortgage Loan listed in Exhibit II-A hereto) and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date;

      (B) Upon the foreclosure of the Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to the Trustee without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date) and, in the event that it is so assigned, is further assignable by the Trustee and its successors without a need to obtain the consent of such lessor; provided, that the lessor's consent to a subsequent sale is required under the Ground Lease related to the Mortgage Loans listed in
      Exhibit II-B hereto;

      (C) Such Ground Lease may not be amended, modified, canceled or terminated without the prior written consent of the Mortgagee thereunder and that any such action without such consent is not binding on such Mortgagee, its successors or assigns;

      (D) Unless otherwise set forth in the Ground Lease, the Ground Lease does not permit any increase in the amount of rent payable by the ground lessee thereunder during the term of the Mortgage Loan;

      (E) Such Ground Lease was in full force and effect as of the date of origination of the related Mortgage Loan, and to the actual knowledge of the Seller, at the Closing Date, such Ground Lease is in full force and effect and other than payments due but not yet 30 days or more delinquent,
      (1) there is no material default, and (2) there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease;

      (F) Such Ground Lease or an estoppel or consent letter received by the Mortgagee from the lessor, requires the lessor thereunder to give notice of any default by the lessee to the Mortgagee; and such Ground Lease, or an estoppel or consent letter received by the Mortgagee from the lessor, further provides either (1) that no notice of termination given under such Ground Lease is effective against the Mortgagee unless a copy has been delivered to the Mortgagee in the manner described in such Ground Lease, estoppel or consent letter or (2) that upon any termination of the Ground Lease the lessor will enter into a new lease with the mortgagee;

      (G) The ground lessee's interest in the Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related ground lessor's related fee interest and any exceptions stated in the related title insurance policy or opinion of title, which exceptions do not and will not materially and adversely interfere with (1) the ability of the related Mortgagor timely to pay in full the principal and interest on the related Mortgage Note, (2) the use of such Mortgaged Property for the use currently being made thereof, or
      (3) the value of the Mortgaged Property;

      (H) A Mortgagee is permitted a reasonable opportunity to cure any curable default under such Ground Lease before the lessor thereunder may terminate such Ground Lease;

      (I) Such Ground Lease has an original term (together with any extension options, whether or not currently exercised, set forth therein) that extends not less than 10 years beyond the Stated Maturity Date of the related Mortgage Loan;

      (J) Except with respect to the Ground Lease related to each of the Mortgage Loans listed in Exhibit II-J hereto, under the terms of such Ground Lease, any estoppel or consent letter received by the Mortgagee from the lessor, and the related Mortgage, taken together, any related insurance proceeds or condemnation proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the Mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses, or to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

      (K) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender;

      (L) Except with respect to Mortgage Loans listed on Exhibit II-L hereto, the ground lessor under such Ground Lease is required to enter into a new lease upon termination of the Ground Lease for any reason, including the rejection of the Ground Lease in bankruptcy, and for any reason, upon the request of the lender; and

      (M) The terms of the related Ground Lease have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage.

                        (ii) With respect to Mortgage Loans secured in whole or in part by the interest of the related mortgagor under a Ground Lease and by the related fee interest, such fee interest is subject, and subordinated of record, to the related Mortgage, and such Mortgage does not by its terms provide that it will be subordinated to the lien of any other mortgage or other lien upon such fee interest.

                                  SCHEDULE III

               Health Care Facility Representations and Warranties

            With respect to any Mortgage Loan that is secured in whole or in part by a Mortgage Property which is operated as a residential health care facility (a "Facility");

      (A) All governmental licenses, permits, regulatory agreements or other approvals or agreements necessary for the use and operation of each Facility as intended are held by the related Mortgagor or the operator of the Facility, and are in full force and effect, including, without limitation, a valid certificate of need ("CON") or similar certificate, license, or approval issued by the applicable department of health for the requisite number of beds, and approved provider status in any approved provider payment program (collectively, the "Licenses").

      (B) The Licenses (1) may not be, and have not been, transferred to any location other than the Facility; (2) have not been pledged as collateral security for any other loan or indebtedness; and (3) are held free from restrictions or known conflicts which would materially impair the use or operation of the Facility as intended, and are not provisional, probationary or restricted in any way.

      (C) As of the Cut-off Date and to Seller's knowledge, without inquiry, (1) as of the Cut-off Date, the Facility has not received a "Level A" (or equivalent) violation which has not been cured to the satisfaction of the applicable governmental agency, and (2) no statement of charges or deficiencies has been made or penalty enforcement action has been undertaken against the Facility, its operator or the Mortgagor or against any officer, director or stockholder of such operator or the Mortgagor by any governmental agency during the last three calendar years, and there have been no violations over the past three years which have threatened the Facility's, the operator's or the Mortgagor's certification for participation in Medicare or Medicaid or the other third-party payors' programs.

                             [Schedule IV Reserved]

                                   Schedule V

Gentlemen:

            I have acted as counsel to [SELLER]. First Union Commercial Mortgage Securities, Inc. will acquire certain mortgage loans from [seller] pursuant to
the Mortgage Loan Purchase Agreement, dated as of [        ] (the "Mortgage Loan
Purchase Agreement"). Capitalized terms used but not defined herein shall have the meanings set forth in the Mortgage Loan Purchase Agreement.

            You have asked for my opinion regarding the due authorization of [Seller] to enter into the Mortgage Loan Purchase Agreement.

            As to matters of fact material to this opinion, I have relied, without independent investigation on (i) the representations and warranties of [SELLER] in the Mortgage Loan Purchase Agreement, (ii) relevant resolutions of the Board of Directors of [SELLER], (iii) certificates of responsible officers of [SELLER] and (iv) certificates of public officials.

            In this connection, I have examined or have caused to be examined on my behalf, a copy of the Mortgage Loan Purchase Agreement and such other documents and instruments which I have deemed necessary or appropriate in connection with this opinion.

            I have relied on originals or copies, certified or otherwise identified to my satisfaction, of the certificate of incorporation and by-laws of [SELLER], records of proceedings taken by [SELLER], and such other corporate documents and records of [SELLER], and have made such other investigations as I have deemed relevant or necessary for the purpose of this opinion. I have assumed, without independent investigation, the genuineness of all signatures (other than those of officers of [SELLER]), the authenticity of all documents submitted to me as originals and the conformity to original documents of all documents submitted to me as certified, conformed or reproduction copies.

            On the basis of and subject to the foregoing, it is my opinion that:

            (1) [SELLER] is a [corporation] duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with the corporate power and authority to transact the business contemplated by the Mortgage Loan Purchase Agreement, and it has the requisite corporate power and authority to. execute and deliver the Mortgage Loan Purchase Agreement and to perform and observe the terms and conditions thereof.

            (2) The Mortgage Loan Purchase Agreement has been duly authorized, executed and delivered by [SELLER].

            (3) The execution, delivery and performance by [SELLER] of the Mortgage Loan Purchase Agreement will not conflict with, result in a breach of, or constitute a default under any material term of [SELLER]'s certificate of incorporation or bylaws, any term or provision of any material contract, agreement or other instrument known to me to which [SELLER] is a party or by which it is bound, or, to the best of my knowledge without independent investigation, any order, judgment, writ, injunction or decree known to me of any court or governmental authority having jurisdiction over [SELLER].

            (4) The Mortgage Loan Purchase Agreement constitutes, assuming due authorization, execution and delivery by the other party thereto, the valid and binding obligation of [SELLER] enforceable against [SELLER] in accordance with its terms, except as such enforcement may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally, (b) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) and
(c) limitations of public policy under applicable securities laws as to rights of indemnity thereunder.

            In furnishing the foregoing opinions, I express no opinion other than as to the general corporation law of the State of Delaware, the law of the State of New York and the federal law of the United States of America.

            This opinion is being delivered to you for your sole use in connection with the above-referenced transactions and may not be used or relied upon by any other person, firm or entity in any other context for any other purpose. This opinion may not be quoted in whole or in part, nor may copies be furnished or delivered to any other person without the consent of [SELLER] except that you may furnish copies to (i) your independent auditors ands attorneys, (ii) any United States, state or local authority having jurisdiction over you, (iii) pursuant to the order of any legal process of any court of competent jurisdiction or governmental agency, and (iv) in connection with any legal action arising in connection with the above-referenced transactions.

                                     Very truly yours,

                                   EXHIBIT B

                           Exception to Section 2(c)

                                      None

                                  EXHIBIT I-VIII

           EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES OF THE SELLER
                     REGARDING THE INDIVIDUAL MORTGAGE LOANS

                             SCHEDULE OF EXCEPTIONS
                              TO REPRESENTATION (v)

(v) Each of the related Mortgage Note, Mortgage(s), Assignment of Leases, if any, and other agreements executed in connection therewith is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions therein and any state anti- deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and a legal opinion to such effect was obtained by the originator of such Mortgage Loan at the time of origination;

       1. The following Mortgage Loans are the only loans where a legal opinion was obtained by the originator at the time of origination:

              (a)   434   -- Capitol Warehouse Building
              (b)   60    -- Sundance West Apartments
              (c)   436   -- 6100 Capital Center
              (d)   242   -- Lake Loft Center
              (e)   300   -- The Pontiac Building
              (f)   304   -- Lincoln Arms Apartments
              (g)   618   -- Brookhill Plaza
              (h)   91    -- La Villita Apartments
              (i)   654   -- Northpointe Apartments

                                  EXHIBIT I-IX

                             SCHEDULE OF EXCEPTIONS
                             TO REPRESENTATION (ix)

(ix) The Seller has filed and/or recorded in all appropriate public filing and recording offices all UCC-1 financing statements necessary to create and perfect a security interest in and lien on the items of personal property described therein (or, if not filed and/or recorded, has submitted such UCC-1 financing statements for filing and/or recording and such UCC-1 financing statements are in form and substance acceptable for filing and/or recording), to the extent perfection may be effected pursuant to applicable law by recording or filing;

       The following are missing UCC-1 filings:

       (a)    654-- Northpointe Apartments.

                                 EXHIBIT I-XIII

                             SCHEDULE OF EXCEPTIONS
                            TO REPRESENTATION (xiii)

(xiii) As of the date of its origination, all insurance required under each related Mortgage, which insurance covered such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, and with respect to a fire and extended perils insurance policy, was in an amount (subject to a customary deductible) at least equal to 100% of the full insurable replacement cost of the improvements located on such Mortgaged property, was in full force and effect with respect to each related Mortgaged Property; and, as of the Cut-off Date, to the best knowledge of the Seller, all insurance required under each Mortgage, which insurance covers such risks and is in such amounts as are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, is in full force and effect with respect to each related Mortgaged Property; and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller; except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage, any insurance proceeds in respect of a casualty loss or taking, will be applied either to the repair or restoration of all or part of the related Mortgaged Property or the reduction of the outstanding principal balance of the Mortgage Loan;

       (a) 229 -- L.A. Community College: business interruption coverage waived by Seller.
       (b) The following loans have PML or BML greater than 25% and Seller waived earthquake insurance:

              112 -- Orangebrook Manor Apartments
              160 -- Park Encino Apartments
              227 -- Tarzana Tennis Club Apartments
              513 -- Burbank Villas Apartments
              662 -- 325 North Howard Street

                                  EXHIBIT I-XIV

                             SCHEDULE OF EXCEPTIONS
                             TO REPRESENTATION (xiv)

(xiv) Other than payments due but not yet 30 days or more delinquent, (A) there is no material default, breach, violation or event of acceleration, and there is no other material default, breach, violation or event of acceleration, existing under the related Mortgage Note or each related Mortgage, and (B) to the best of Seller's knowledge, after due inquiry, there is no event which, with the passage of time or constitute a material default, breach, violation or event of acceleration under any of the documents referred to in clause (A), and, to the knowledge of Seller, there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute any other material default, breach, violation or event of acceleration under any of the documents referred to in clause (A); the Seller has not waived any material default, breach, violation or event of acceleration under any of the documents referred to in clause (A), and the Seller has not waived any other material default, breach, violation or event of acceleration under such documents; and under the terms of each Mortgage Loan, each related Mortgage Note, each related Mortgage and the other loan documents in the related Mortgage File, no person or party other than the mortgagee may declare an event of default or accelerate the related indebtedness under such Mortgage Loan, Mortgage Note or Mortgage;

       (a) 468 --Arrow Press Properties: capital repairs in the amount of $85,938 were due February 28, 1998; -- past due;
       (b) 618 -- Brookhill Plaza: capital repairs in the amount of $55,000 were to be completed by February 28, 1998; -- past due.

                                  EXHIBIT I-XVI

                             SCHEDULE OF EXCEPTIONS
                             TO REPRESENTATION (xvi)

(xvi) Except with respect to the Mortgage Loans listed below which accrue interest on the basis of a 360-day year consisting of twelve 30-day months, the Mortgage Loans accrue interest (payable monthly in arrears) at a fixed rate of interest on the basis of the actual number of days elapsed over a 360 day year;

       (a)   434 -- Capital Warehouse Building;
       (b)   520 -- Inbus Engineering Building;
       (c)   229 -- L.A. Community College;
       (d)   267 -- Windscape II Apartments;
       (e)   339 -- Mountain Vista Apartments;

       (f)   569 -- Duna Vista Mobile Home Park;
       (g)   506 -- Katella/Knott Shopping Center;
       (h)   626 -- A-Advance Self-Storage.

                                 EXHIBIT I-XXVII

                             SCHEDULE OF EXCEPTIONS
                            TO REPRESENTATION (xxvii)

(xxvii) Except with respect to (W) transfers of certain non-controlling interests in the Mortgagors as specified in the related Mortgage, (X) the Mortgage Loans listed in Exhibit I-XXVII hereto, which permit one or more transfers of the related Mortgaged Property to a person that satisfies certain criteria (including criteria related to bankruptcy remoteness and property management experience) specified in the related Mortgage, (Y) the Mortgage Loans listed in paragraph 1 below, which permit a one-time transfer of the Mortgaged Property, subject to payment of an assumption fee and certain other conditions, and (Z) the Mortgage Loans listed in paragraph 2 below, which permit two or more separate transfers of the related Mortgaged Property, subject to payment of an assumption fee and certain other conditions, the related Mortgage contains either (A) provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if each related Mortgaged Property, or any interest therein, is directly or indirectly transferred or sold without the prior written consent of the mortgagee, or (B) provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if each related Mortgaged Property, or any interest therein, is directly or indirectly transferred or sold without the related Mortgagor having satisfied certain conditions specified in the related Mortgage with respect to permitted transfers;

        1. One-Time Transfers: all of the Mortgage Loans, except for the Mortgage Loans listed in paragraph 2 below;

        2.    Two-Time Transfers:

              (a)   543 -- Kling Street Apartments;
              (b)   613 -- Ocean Villa Townhomes #3;
              (c)   511 -- Ocean Villa Townhomes #1;
              (d)   662 -- 325 North Howard Street.

                                 EXHIBIT I-XXIX

                             SCHEDULE OF EXCEPTIONS
                            TO REPRESENTATION (xxix)

(xxix) Except as set forth in the related Mortgage File, the terms of the related Mortgage Note and Mortgage(s) have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any matter which materially interferes with the security intended to be provided by such Mortgage;

        (a) 468 --Arrow Press Properties: capital repairs in the amount of $85,938 were due February 28, 1998; -- past due;

        (b) 618 -- Brookhill Plaza: capital repairs in the amount of $55,000 were to be completed by February 28, 1998; -- past due.

                                 EXHIBIT I-XXXI

                             SCHEDULE OF EXCEPTIONS
                            TO REPRESENTATION (xxxi)

(xxxi) Except for the Mortgage Loans listed below, the terms of the related Mortgage Note or Mortgage do not provide for the release of any material portion of the related Mortgaged Property from the lien of such Mortgage without payment in full of the Mortgage Loan;

        (a) 339 -- Mountain Vista Apartments: Partial release of collateral permitted to complete a subdivision process that began pre-closing. The portion released was always intended to be released and such collateral was not included in the Seller's underwriting analysis; and

        (b) 654 -- Northpointe Apartments: Mortgagor permitted right to elect to defease Seller's interest in the property.

                                 EXHIBIT I-XXXII

                             SCHEDULE OF EXCEPTIONS
                            TO REPRESENTATION (xxxii)

(xxxii) The related Mortgagor has covenanted in the Mortgage Loan documents to maintain the related Mortgaged Property in compliance with all applicable laws, zoning ordinances, rules, covenants and restrictions affecting the construction, occupancy, use and operation of such Mortgaged Property, and the related originator performed the type of due diligence in connection with the origination of such Mortgage Loan customarily performed by prudent institutional commercial and multifamily mortgage lenders with respect to the foregoing matters; the Seller has received no notice of any material violation of any applicable laws, zoning ordinances, rules, covenants or restrictions affecting the construction, occupancy, use or operation of such Mortgaged Property; to the Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination of such Mortgage Loan), as of the date of such origination, no improvement that was included for the purpose of determining the appraised value of the related Mortgaged Property at the time of the origination of such Mortgage Loan lay outside the boundaries and building restriction lines of such property to an extent which would have a material adverse affect on the related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by the title insurance referred to in paragraph (xii) above), and no improvements on adjoining properties encroached upon such Mortgaged Property to any material extent;

        (a) 359 -- Americana Apartments: building encroachments onto setback area; 1.5 foot wall from adjoining property encroachment 1.0 a maximum of 0.3 feet onto subject property;
        (b) 591-- Panorama Medical Arts Building: encroachments onto adjoining land (distances not given on policy);
        (c)     524 -- McClintock Office Plaza: building on property encroaches
                0.27 feet into building setback area; wall on property encroaches 0.53 feet onto adjacent property;
        (d) 468 -- Arrow Press Properties: building encroaches onto setback areas.
        (e) 506 -- Katella/Knot Shopping Center: building encroaches .145 feet onto setback area; wall over boundary line by .095 feet; utilities such as cable tv volts, light boxes and traffic boxes that should be placed in the right-of-way encroach onto our right-of-way up to 20 feet; and there are other minor encroachments;
        (f) 372 -- 3 West Carillo Building: building encroaching onto our land based on 1922 survey;
        (g) 586 -- Clifford Pacific Business Park: building encroaches on easement; sidewalk encroaches into public right-of-way.

                                 EXHIBIT I-XXXIV

                             SCHEDULE OF EXCEPTIONS
                            TO REPRESENTATION (xxxiv)

(xxxiv) With respect to at least 75% of the Mortgage Loans, the related
        Mortgagor has covenanted in its organizational documents and/or the Mortgage Loan documents to own no significant asset other that the related Mortgaged Property or Mortgaged Properties, as applicable, and assets incidental to its ownership and operation of such Mortgaged Property;

                                 EXHIBIT I-XXXVI

                             SCHEDULE OF EXCEPTIONS
                            TO REPRESENTATION (xxxvi)

(xxxvi) To the Seller's actual knowledge, there are no pending actions, suits or proceedings by or before any court or governmental authority against or affecting the related Mortgagor or the related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property or the ability of the Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan;

        (a) 560 -- Spa Business Center: Foreclosure action Title Policy claim tendered to the issuing title company on May 22, 1998, with respect to potential losses in connection with an alleged senior lien insured over by the Title Policy.

                                  EXHIBIT I-XL

                       Exception to Schedule I Clause (xi)

                                      None

                                 EXHIBIT I-XLII

                     Exceptions to Schedule I Clause (xlii)

                                      None

                                  EXHIBIT II-A

                     Exception to Schedule II Clause (i)(A)

                                      None

                                  EXHIBIT II-B

                     Exception to Schedule II Clause (i)(B)

                                      None

                                  EXHIBIT II-J

                     Exceptions to Section II Clause (i)(J)

                                      None

                                  EXHIBIT II-L

                       Exception to Schedule II Clause (i)(L)

                                      None